                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported: March 27, 2001)


                                AMERUS GROUP CO.
               (Exact Name of Registrant as Specified in Charter)


           IOWA                        000-30898                42-1458424
(State or Other Jurisdiction    (Commission File Number)    (IRS Employer
of Incorporation)                                           Identification No.)



699 WALNUT STREET
DES MOINES, IOWA                                                 50309-3948
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:  (515) 362-3600

ITEM 5.   OTHER EVENTS

     On March 27, 2001, AmerUs Group Co. announced that its proposal to issue up to 10.3 million shares of common stock in conjunction with the acquisition of Indianapolis Life Insurance Company was approved at a special meeting of shareholders. For details, please see the news release attached hereto as
Exhibit 99.1. The Consolidated Financial Statements of Indianapolis Life Insurance Company for the years ended December 31, 2000, 1999 and 1998 together with the report of Independent Auditors are attached as Exhibit 99.2.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AMERUS GROUP CO.


                                          By:  /s/ JAMES A. SMALLENBERGER
                                             -------------------------------
                                                 James A. Smallenberger
                                                 Senior Vice President &
                                                 Corporate Secretary

Dated:  March 29, 2001

                                    EXHIBITS


Exhibit No.    Description
-----------    -----------

   23.1        Consent of Independent Auditors

   99.1        News Release

   99.2 Consolidated Financial Statements of Indianapolis Life Insurance Company at December 31, 2000 and 1999, and for each of the three years in the period ended December 31, 2000.








                                       3